UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2024

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Corte Madera, California 94925

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	RH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2024, the Board of Directors (the “Board”) of RH (the “Company”), acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted amended and restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”) effective immediately.

The Amended and Restated Bylaws were adopted as part of the Board’s corporate governance policy review and updating process and include amendments to the existing Bylaws that, among other things:

•	Enhance the procedural and disclosure requirements for stockholders proposing director nominations or other business at annual or special meetings of stockholders (which “advance notice” provisions will become operative after the 2024 annual meeting of stockholders and any postponement or adjournment thereof) including without limitation (a) to require additional background information, disclosures, representations and written questionnaires, as applicable, from the proposing stockholder and the proposed director nominees, (b) to address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, and (c) to require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•	Revise certain procedures regarding stockholder meetings in light of recent amendments to the Delaware General Corporation Law, including revisions relating to adjournment procedures and revisions to eliminate the requirement to make a list of stockholders entitled to vote available for examination at stockholder meetings;
•	Establish the federal district courts of the United States as the exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant named in such complaint; and
•	Make other technical, administrative, modernizing, or clarifying changes including the deletion of certain obsolete provisions that are no longer operative since the last amendments to the Bylaws in 2017.

The foregoing description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of RH (effective March 13, 2024).

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2024	By:	/s/ Jack Preston
Jack Preston
Chief Financial Officer